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                                                                     EXHIBIT 23A


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into HON INDUSTRIES Inc.'s previously filed Registration Statement Files Nos. 33-20759, 33-61305, and 33-27121 on Form S-8 and No. 333-36433 on Form S-3.


                                                             Arthur Andersen LLP

Chicago, Illinois
March 20, 1998

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